Exhibit 99.1

 © 2017 Globalscape  Globalscape (NYSE: GSB)  April 2017  Global Leader in Secure Information Exchange  INVESTOR PRESENTATION

 Safe Harbor Statement  2  © 2017 Globalscape  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2016 fiscal year, filed with the Securities and Exchange Commission on March 27, 2017.

 Who We Are  3  © 2017 Globalscape            Globalscape is a pioneer and leader in the secure and reliable exchange of business information  Our managed file transfer (MFT) platform secures and enables mission-critical exchanges of data  We help organizations control, manage and transfer data seamlessly across multiple locations  Trusted and relied upon by thousands of customers all over the world

NYSE MKT: GSB

Globalscape by the Numbers

Headquartered in **San Antonio, TX**

95+% Customer Retention

$26M Cash + investments

136 employees

$86M Market Cap

$0 debt

13,000 Customers in **150+** Countries

18 consecutive quarters of profitability

1.5% dividend yield

Data as of 3/31/2017

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   OPPORTUNITY  5  © 2017 Globalscape  NYSE MKT: GSB

NYSE MKT: GSB

The Problem

All organizations need to **manage their data**

- Some because their data is **highly sensitive**, others because their industries require it due to industry **regulations** and **compliance mandates**
- But they also need to **access** it *easily* and *efficiently*

Challenge: How do organizations keep files under **lock and key**, but also **readily accessible** at the same time?

The Solution

Managed File Transfer (MFT)

- Helps organizations manage and protect their sensitive information **in any situation**
- Used by some of the largest organizations in the world

Automated, quick, simple solution to a highly complex data management problem

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NYSE MKT: GSB

Billion-Dollar Global MFT Market

Growth Drivers

- Data Security
- Governance
- Compliance
- Performance Improvements
- Cost Efficiency

Industry Trends

- Cloud-based solutions gaining traction
- Heavy investment in MFT by North American enterprises to improve the processes and B2B integration

Adoption Incentives

- Scalability
- Lower upfront costs compared to on-premises solutions
- Reduced maintenance costs

Expected to Reach $1.5B by 2020[1]

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[1]Source: MarketsandMarkets

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     8  © 2017 Globalscape  The Different Types of File Transfer          Automated transfer between two servers with no (error-prone) human interaction  Server-to-Server File Transfer  A software application sends a file to a server or an email address, or sends a notification that a file is available for pickup  Server-to-Person File Transfer  Users send files to each other through email, such as Outlook, or an online portal  Person-to-Person File Transfer  A user sends a file to a server, such as a shared drive in your office, where it is available to your coworkers or the server itself  Person-to-Server File Transfer

 9  © 2017 Globalscape                                  I need to seamlessly integrate systems.  I need visibility and control over my data.  My department needs to comply with industry and government regulations.  My organization needs the ability to scale painlessly.  Why Do Customers Purchase MFT?

 10  © 2017 Globalscape  Industries That Need MFT                                    Healthcare  Retail  Financial Services  Entertainment & Media  Government

NYSE MKT: GSB

What We Do


Broader Industry Applications
Globalscape Core Solution
Globalscape Features
A ROBUST PLATFORM DESIGNED TO SECURELY TRANSFER DATA
OPERATIONAL EFFICIENCY
COMPLIANCE
GOVERNANCE
VISIBILITY AND REPORTING
ENHANCED FILE TRANSFER (EFT)
AUTOMATED DATA TRANSFER
EASILY INTEGRATE LEGACY SYSTEMS
SHARE FILES VIA MOBILE DEVICES OR THE WEB
MULTI-LAYERED SECURITY
CLOUD/ VIRTUALIZED ENVIRONMENT-CAPABLE
MODULAR DESIGN
CENTRALIZED MANAGEMENT
IDENTITY AND ACCESS MANAGEMENT

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 Go-to-Market Strategy  © 2017 Globalscape  Multiple Customer Facing Sales Teams   Channel Facing Sales Team   Dedicated Sales Engineering Resources                      Business Development Resources  Demand GenerationSignificantly Increases Reach    12

 World-Class Customer Base  13  © 2017 Globalscape    Financial Services    Entertainment & Media    Technology    Retail    Healthcare    Government

     Case Study: U.S. Army  14  © 2017 Globalscape  U.S. Army Standard Army Management Information System (STAMIS) Relies on Globalscape to Protect Critical Data Globalscape helps the Army ensure safe delivery of mission-critical logistics and maintenance data around the world, allowing the Army to comply with rigorous data security requirements, while minimizing the cost and timelines for both software development and sustainment. Working relationship for over a decade  NYSE MKT: GSB

     Case Study: Fast Food Chain  15  © 2017 Globalscape  International Fast Food Chain Eliminates Inefficiencies with Globalscape In an effort to replace and consolidate legacy data transfer systems, Globalscape helped streamline data transfer processes and secure all data movement within their network. Globalscape improved overall operational efficiency, as the fast food company saved time with less overall maintenance and no longer faced manpower limitations. Globalscape helped safeguard their business critical and sensitive data, providing the fast food company with greater control over data security within their network.       NYSE MKT: GSB

   Case Study: Well  16  © 2017 Globalscape  Leading UK Pharmacy Simplifies Data Management with Globalscape Globalscape improved overall operational efficiency for Well, saving the Well IT department vast amounts of time by streamlining manual data transfer processes. Well’s financial data transfers are also more secure and have a reduced risk for payment fraud. “We chose Globalscape because it was the right level of functionality with plenty of scope for future improvements, while still fitting our available budget.”        "  NYSE MKT: GSB

   LANDSCAPE  17  © 2017 Globalscape  NYSE MKT: GSB

 Global MFT Software Revenue by Vendor  © 2017 Globalscape  2015 Global MFT Market Share  18  Source: IDC Worldwide Managed File Transfer Software Market Shares, 2015 (May 2016)  2015 MFT Growth (%)(Published May 2016)

 19  © 2017 Globalscape  Why We Win                              Industry pioneer with longevity in the marketplace   Specialist in the Managed File Transfer market   Relentless focus on customers, supported by retention and support rates  Technology is easy to set up, manage and use – out of the box  Best  First  Focused  Simple

       Flexibility: (Fastest Growing Segment) SaaS-based EFT Cloud Services orEFT in Amazon Web Services (AWS) / Microsoft Azure for additional control   Our Approach for the Future  20  © 2017 Globalscape  Platform or Fully Managed Service Offering: Globalscape and its partners will manage your EFT for you  Flexible Licensing: Traditional perpetual model (BYOL), monthly subscription or Hourly, fully metered for dynamically scaling environments        Cloud-Focused Moving Forward  FLEXIBLE  MANAGEABLE  ADAPTABLE

   FINANCIALS  21  © 2017 Globalscape  NYSE MKT: GSB

   22  © 2017 Globalscape  Selected Financial Data  Q1 2017  $0.03 vs. $0.02 in Q1 2016   $751,000 (up to 92% YOY)  2016  Net income   $4 million(marking 17 consecutive quarters of profitability)   Diluted EPS  $0.18  $8.3 million, up 13% YoY  13% increaseQ1 2017 revenue compared to Q1 2016  Revenue  $33.3 million, up 8% YoY  Adjusted EBITDA   $7.1 million  Strong Balance Sheet (3/31/2017)  $26MCash & Investments   $0 notes payable & long-term debt  $1.4 million, up 69% YoY

   Steady Financial Performance  23  © 2017 Globalscape              Gross Profit$ millions  Net Income$ millions  Revenue$ millions    NYSE MKT: GSB

NYSE MKT: GSB

Key Strategic Growth Opportunities

Globalscape **transforming** into a more **innovative**, **scalable**, and **cloud-centric** organization



Accelerate
organic growth via the **EFT platform**

Expand
focus partnerships

Creating/ developing/ acquiring
technologies that are key to the data management strategy of any IT organization:

- data movement
- data integration
- data security

Focus on
Cloud offerings/ consumption models

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NYSE MKT: GSB

Key Highlights

- **Industry pioneer** in managed file transfer
- **Diversified customer base** of industry leaders
- Predictable business model with highly **recurring revenue** stream
- **18** consecutive quarters of profitability
- Exceptional customer retention rate at **95+%**
- **Strong balance sheet** with $26M in cash and no debt


Consistent Revenue Growth
$23.4
$24.3
$26.8
$30.7
$33.3
$34.2
2012
2013
2014
2015
2016
TTM

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CONTACT US  NYSE MKT: GSB  26  © 2017 Globalscape  Investor Relations:Matt Glover or Najim MostamandLiolios Group, Inc.(210) 801-8489IR@globalscape.com

   APPENDIX  27  © 2017 Globalscape  NYSE MKT: GSB

         Leadership Profile  28  © 2017 Globalscape          Company leadership team are experts in their chosen fields  On average the team has 20 years of experience in the technology and software industries, specifically security and networking  Full leadership team is committed to transparency and visibility   Role they play executing company strategy is key to our success               NYSE MKT: GSB

                 Leadership Team  © 2017 Globalscape  29  Matt GouletPresident & CEO  Jim AlbrechtCFO  Daniel BurkeVP of Worldwide Sales  Peter MerkulovVP of Product Strategy and Technology Alliances  Greg HofferVP of Engineering  Gary MullenVP of Marketing  Adam SniderVP of Operations  Andrea FarmerVP of Human Resources